Exhibit 10.52


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON RESALE AND MAY NOT BE RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.



                        WARRANT TO PURCHASE 28,571 SHARES

                                     OF THE

                                  COMMON STOCK

                                       OF

                               LECROY CORPORATION

                            VOID AFTER AUGUST 15,2006


     This certifies that, for value received, Capital Ventures International or its permitted assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time before 5:00 p.m. Eastern Standard Time on August 15, 2006 (the "EXPIRATION DATE"), to purchase from LeCroy Corporation, a Delaware corporation (the "COMPANY"), up to 28,571 shares of the Company's Common Stock, $0.01 par value per share (the "WARRANT STOCK"), at a price of $17.50 per share (the "PURCHASE PRICE"). The Purchase Price and the number and character of shares of Warrant Stock purchasable hereunder are subject to adjustment as provided herein. Unless the context otherwise requires, the term "WARRANT STOCK" shall mean the stock and other securities and property at any time issuable upon exercise of this Warrant. The term "WARRANT" as used herein, shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

         1. EXERCISE.

         1.1 Method of Exercise. Subject to the terms and conditions of this Warrant, the Holder may exercise this Warrant in whole or in part, at any time or from time to time, on any business day prior to the Expiration Date by surrendering this Warrant at the principal executive office of the Company, together with an executed Notice of Exercise in the form attached hereto as
Exhibit 1 and payment in full of the Purchase Price for the number of shares of Warrant Stock to be purchased upon such exercise of this Warrant.

         1.2 Form of Payment. Payment may be made by (i) check payable to the Company's order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder or (iv) any combination of the foregoing.

         1.3 Partial Exercise. Upon a partial exercise of this Warrant, this Warrant shall be surrendered by the Holder and the Company shall promptly issue a new Warrant of like tenor for purchase of the number of remaining shares of Warrant Stock not previously purchased.

         1.4 No Fractional Shares. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the company shall pay the cash value of any such fractional share, calculated on the basis of the Warrant Price.

         1.5 Net Exercise Election. The Holder may elect to convert all or a portion of this Warrant, without payment by the Holder of any consideration, by the surrender of this Warrant to the Company, with the net exercise election selected in the Notice of Exercise, into the number of shares of Warrant Stock computed using the following formula:

                                    X=Y(A-B)
                                   -----------
                                       A

where    X = the number of shares of Warrant Stock to be issued to the Holder.

         Y = the number of shares of Warrant Stock issuable upon exercise of the Warrant (or, if a partial exercise, the appropriate portion thereof).

         A = the fair market value of one (1) share of Warrant Stock, as of the time of net exercise.

         B = the Purchase Price (as adjusted to the date of such calculation).

For purposes of the above calculation, the fair market value of one (1) share of Warrant Stock shall be the product of (i) the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Wall Street Journal for the five
(5) trading days prior to the date of determination of fair market value and (ii) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

         1.6 Stock Certificates. In the event of any exercise of the rights represented by this Warrant, as promptly as practicable on or after the date of exercise and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Warrant Stock issuable upon such exercise.

         1.7 Taxes. The issuance of the shares of Warrant Stock upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares, shall be made without charge to the Holder for any tax or other charge in respect of such issuance.

         2. VALID ISSUANCE. All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

         3. TRANSFER. This Warrant may not be transferred in whole or in part unless such transfer complies with all applicable securities laws. Upon a valid transfer of all or a portion of this Warrant, the Company shall promptly make appropriate entries on the books of the Company maintained for such purpose at the principal office of the Company. The Company shall promptly issue substantially identical new Warrant(s) to the appropriate new Holder(s).

         4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER Of SHARES. The number and character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Purchase Price therefor, are subject to adjustment upon occurrence of the following events:

         4.1 Adjustment for Stock Splits. STOCK DIVIDENDS. RECAPITALIZATIONS. ETC. The Purchase Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of Warrant Stock.

         4.2 Adjustment for Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Stock payable in securities of the Company then, and in each such case, the Holder of this Warrant, on exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, the securities of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant immediately prior thereto.

         5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in either the Purchase Price or in the number of shares of Warrant Stock, or other stock, securities or property receivable on the exercise of this Warrant, the chief financial officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The company shall forthwith mail a copy of each such certificate to the Holder of this Warrant.

         6. MAJOR CORPORATE EVENTS.

            6.1 Definitions: The following terms shall have the meanings indicated:

            (a) "Non-Surviving Combination" means any merger, consolidation or other business combination by the Company with one or more persons (other than a wholly owned subsidiary of the Company) in which the Company is not the survivor, or a sale of all or substantially all of the assets of the Company to one or more other persons, if, in connection with either of the foregoing, consideration is distributed to holders of the Company's common stock in exchange for all or substantially all of their equity interest in the Company.

            (b) "OPO" means the closing of a firm commitment underwritten public offering pursuant to an effective registration statement covering the offer and sale of the Company's common stock to the public.

            6.2 Non-Surviving Combination. The Company shall provide notice to the Holder at least 15 business days prior to the expected closing of any Non-Surviving Combination. The Holder shall have the right, at its option, to:

            (a) exercise this Warrant for Warrant Stock;

            (b) receive from the survivor in any such Non-Surviving Combination, a warrant issued by such survivor of a nature and value as similar as is reasonably practicable to the nature and value of this Warrant.

            6.3 OPO. The Company shall provide notice to the Holder at least 15 business days prior to the expected pricing date of a QPO. In connection therewith, the Holder shall have the right at its option to:

            (a) exercise this Warrant for Warrant Stock:

            (b) put this Warrant to the Company at a price per common
                equivalent equal to (i) the price per share of common stock paid in the QPO minus (ii) the Purchase Price; this amount shall be paid in cash to the Holder at the closing of the QPO; or

            (c) continue to hold this Warrant in accordance with the terms hereof.

            7. N0 IMPAIRMENT. The company shall not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) shall take all action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon (he exercise of this Warrant.

            8. NOTICES OF RECORD DATE. In case:

               (a) the Company shall take a record of the holders of its Warrant Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any stock dividend; or

               (b) of any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

               (c) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, and stating the amount and character of such dividend, or (ii) the date on which such consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Warrant Stock (or such other stock or securities) for securities or other property deliverable upon such consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten
(10) days prior to the date therein specified.

            8. LOSS OR MUTILATION. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and of a written indemnity agreement reasonably satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor.

            9. RESERVATION OF WARRANT STOCK The company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of Warrant Stock as shall be sufficient to permit the exercise in full of this Warrant.

            10. NO SHAREHOLDER RIGHTS. This Warrant in and of itself shall not entitle the holder to any voting rights or other rights as a shareholder of the Company.

            11. REPRESENTATIVE OF THE HOLDER. The Holder hereby represents and warrants to the Company that it:

                11.1 Understands that: (a) the Warrant and Warrant Stock are "restricted securities" under the federal securities laws since the sale of the Warrant and Warrant Stock has not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"); (b) the Warrant and Warrant Stock may be resold without registration under the Securities Act only in certain limited circumstances; and (c) the Holder may be required to hold the Warrant and Warrant Stock indefinitely unless such securities are subsequently registered under the Securities Act or an exemption from such registration is available.

                11.2 Agrees that the Company may, prior to the registration of the Warrant Shares under the Securities Act, place the legend set forth below on any stock certificate(s) evidencing the Warrant Shares:

                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE
SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON RESALE AND MAY NOT BE RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.


        12. REGISTRATION RIGHTS. The Company shall:

         (a) no later than 120 days after the date hereof, prepare and file with the Securities and Exchange Commission (the "COMMISSION") a Registration Statement on Form S-3 (or, if the Company is ineligible to use Form S-3, then on Form S-1) relating to the sale of the Warrant Stock by the Holder from time to time on the Nasdaq National Market (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately negotiated transactions (the "REGISTRATION STATEMENT");

         (b) provide to the Holder any information required to permit the sale of the Warrant Stock under rule 144A of the Securities Act;


         (c) subject to receipt of necessary information from the Holder, use its best efforts to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective on or before 150 days after the date hereof;

         (d) notify the Holder promptly upon the Registration Statement being declared effective by the Commission;

         (e) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 14(a) below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) the Expiration Date or (ii) all of the shares of Warrant Stock have been sold pursuant to the Registration Statement or Rule 144(k) under the Securities Act or any other rule of similar effect;

         (f) promptly furnish to the Holder with respect to the Warrant Stock registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the shares of Warrant Stock by the Holder;

         (g) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

         (h) file documents required of the Company for customary Blue Sky clearance in all states requiring Blue Sky clearance; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

         (i) bear ail expenses in connection with the procedures in paragraphs
(a) through (e) of this Section 12 and the registration of the Warrant Stock pursuant to the Registration Statement, including fees and expenses (whether external or internal) of up to $15,000 of the Holder, but not including any fees and expenses of any other advisers to the Holder or brokerage fees and commissions incurred by the Holder. In addition, the Company shall bear all costs and fees of its transfer agent in connection with issuances of Warrant Stock upon the exercise of this Warrant.

         13. TRANSFER OF WARRANT SHARES AFTER REGISTRATION. The Holder agrees that it will not effect any disposition of the Warrant Stock or its right to receive the Warrant Stock that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 12 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Holder or its plan of distribution.

         14. INDEMNIFICATION. For the purpose of this Section 14, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 12.

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holder, each director and officer of the Holder, and each person, if any, who controls the Holder within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Holder, such director or officer or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "PROSPECTUS"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any failure of the Company to perform its obligations under this Warrant or under applicable securities laws, and will reimburse the Holder, each director and officer of the Holder, and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Holder, director and officer of the Holder, and or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of the Holder to comply with the covenants and agreements contained in
Section 13 of this Warrant respecting resale of the Warrant Stock, or (iii) the inaccuracy of any representations made by the Holder in this Warrant or (iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Holder before the pertinent sale or sales by the Holder.

         (b) Notification by the Holder. The Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Holder, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Holder to comply with the covenants and agreements contained in
Section 13 of this Warrant respecting the sale of the Warrant Stock or (ii) the inaccuracy of any representation made by the Holder in this Warrant or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use therein; provided, however, that the Holder shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Holder has delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred, and the Holder will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

         (c) Indemnification Procedures.

                 (i) Promptly after receipt by an indemnified party under this
Section 14 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 14, promptly notify the indemnifying party in writing of the claim, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 14 or to the extent it is not prejudiced as a result of such failure.

                 (ii) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnify party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this

Section 14 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (A) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action) or (B) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this
Section 14, the Holder shall not be liable for any indemnification obligation under this Warrant in excess of the amount of the product of the number of shares of Warrant Stock issuable upon exercise of the Warrant multiplied by the exercise price of the Warrant.

         (d) Contribution.

                 (i) If the indemnification provided for in this Section 14 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 14 in respect of any losses, claims, damages, liabilities or expenses referred to in this Warrant, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Warrant in such proportion as is appropriate to reflect the relative fault of the Company and the Holder in connection with the statements or omissions in the Registration Statement, the Prospectus or any amendment or supplement to the Registration Statement or Prospectus in this Warrant that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

                 (ii) The relative fault of the Company and the Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 14(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 14(c) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 14(d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 14 for purposes of indemnification. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 14 were determined by any method of allocation which does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 14, the Holder shall not be liable for any contribution obligation under this Warrant in excess of the amount of the product of the number of shares of Warrant Stock issuable upon exercise of the Warrant multiplied by the exercise price of the Warrant.

         15. TERMINATION OF CONDITIONS AND OBLIGATIONS. The restrictions imposed by Sections 13 and 14 upon the transferability of the shares of Warrant Stock shall cease and terminate as to any particular number of the shares of Warrant Stock upon the passage of two years from the effective date of the Registration Statement covering the Warrant Stock or at such time as an opinion of counsel satisfactory in form and substance to the company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

         16. INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Warrant Stock owned by the Holder, the Company will furnish to (he Holder: (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 90 days after the end of each fiscal year of the Company), a full copy of the particular Registration Statement covering the Warrant Stock (the foregoing, in each case, excluding exhibits); and (b) upon the request of the Holder, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

         17. RULE 144 INFORMATION. For two years after the date of this Warrant, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent required to enable the Holder to sell the Warrant Stock pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

         18. NOTICES. All notices and other communications from the Company to the Holder shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

         19. AMENDMENT; WAIVER. This Warrant may be amended or any provision hereof waived only by an instrument in writing signed by the Company and the Holder.

         20. HEADINGS. The description headings in this Warrant are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

         21. LAW GOVERNING. This Warrant shall be governed by the laws of the State of New York without regard to principles of conflicts of laws.

Dated: June 15, 2004

LECROY CORPORATION                              HOLDER:
By: /s/ Scott D. Kantor                         Capital Ventures International
Name: Scott D. Kantor                           by: Heights Capital Management,
Title: Vice President & CFO                         the authorized xxxxx
                                                By: /s/ Martin Kosinger
                                                Name: Martin Kosinger
                                                Title: Investment Manager

                               NOTICE OF EXERCISE

To: LECROY CORPORATION
    700 Chestnut Ridge Road
    Chestnut Ridge, NY 10977


         (1) Standard Election. The undersigned Holder elects to purchase ____________ shares of the Common Stock of LeCroy Corporation (the "WARRANT STOCK"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) Net Exercise Election. The undersigned Holder elects to convert the Warrant into shares of Warrant Stock by net exercise election pursuant to
Section 1.5 of the Warrant. This conversion is exercised with respect to ____________ shares of Common Stock of LeCroy Corporation (the "WARRANT STOCK").

         Please issue a certificate or certificates representing such shares of Warrant Stock in the name specified blow:



---------------------------------
(Name)

---------------------------------
(Address)

---------------------------------
(City, State, Zip Code)

---------------------------------
(Federal Tax Identification Number)

---------------------------------
(Date)




                                               CAPITAL VENTURES INTERNATIONAL

                                               By: ---------------------------
                                               Name:
                                               Title:

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned Holder of this Warrant hereby sells, assigns and transfers to the Assignee named below all of the rights of the undersigned under the warrant, with respect to the number of shares of Common Stock set forth below:

            Name of Assignee        Address              No. of Shares



and does hereby irrevocably constitute and appoint ____________________________

Attorney to make such transfer on the books of _______________, maintained for the purpose, with full power of substitution in the premises.



Dated:                                          CAPITAL VENTURES INTERNATIONAL

                                                By: --------------------------
                                                Name:
                                                Title:

                                                                      Exhibit 1

                               NOTICE OF EXERCISE


To: LECROY CORPORATION
    700 Chestnut Ridge Road
    Chestnut Ridge, NY 10977


         (1) Standard Election. The undersigned Holder elects to purchase _______________ shares of the Common Stock of LeCroy Corporation (the "WARRANT STOCK"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) Net Exercise Election. The undersigned Holder elects to convert the Warrant into shares of Warrant Stock by net exercise election pursuant to
Section 1.5 of the Warrant. This conversion is exercised with respect to __________ shares of Common Stock of LeCroy Corporation (the "WARRANT STOCK").

         Please issue a certificate or certificates representing such shares of Warrant Stock in the name specified below:


-----------------------------------
(Name)

-----------------------------------
(Address)

-----------------------------------
(City, State, Zip Code)

-----------------------------------
(Federal Tax Identification Number)

-----------------------------------
(Date)



                                               CAPITAL VENTURES INTERNATIONAL


                                                By: ---------------------------
                                                Name:
                                                Title: